ASG DIVERSIFYING STRATEGIES FUND

Supplement dated August 8, 2014 to the ASG Diversifying Strategies Fund Class A, C and Y Prospectus and the Natixis Funds Statement of Additional Information, each dated May 1, 2014, as may be revised and supplemented from time to time.

On August 8, 2014, the ASG Diversifying Strategies Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.